UNITED STATESSECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
               Date of Earliest Event Reported: December 14, 2011


                           PEPTIDE TECHNOLOGIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                       333-133347                     98-0479983
--------------                  -------------                 --------------
(State or other               (Commission File                 (IRS Employer
jurisdiction of                   Number)                       Idendification
incorporation)                                                    Number)

     601 Union Street, Two Union Square, 42nd Floor, Seattle, Washington 98101
     --------------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                 (206) 388-5498
                                ----------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2011, Peptide Technologies, Inc., ("the Company") agreed to amend the Asset Purchase Agreement dated August 23, 2011.

The amended agreement stipulates that Dr. William Campbell will receive half of one percent of all gross monies received by the company from revenue produced from products derived from the use of all the formulae listed in the Asset Purchase Agreement. In addition, Dr. Campbell will receive a monthly stipend of CDN$15,000 per month, commencing from receipt of monies from the first contract signed to purchase products derived from the use of the formulae. This agreement is a 5 year agreement.

In consideration for these terms and remuneration, the Company will cancel all of the 30,000,000 restricted shares issued to Dr. Campbell under the Asset Purchase Agreement.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment  of  Certain   Officers;   Compensatory   Arrangements   of  Certain
Officers.

Resignation of Director Effective December 14, 2011, William Campbell has resigned as a director of Peptide Technologies, Inc. ("the Company"). He will remain as Chief Scientific Officer of the Company.


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (a) Financial Statements - None.

         (b) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit Number                 Description

10.1 Form of Amendment to Asset Purchase Agreement dated August 23, 2011

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        PEPTIDE TECHNOLOGIES, INC.

                                        By: /s/ Debora Fortescue-Merrin
                                            --------------------------------
                                            Deborah Fortescue-Merrin, President

                                            Date:  December 21,  2011